SUPPLEMENT DATED JULY 12, 2010
to
PROSPECTUS DATED MAY 1, 2009
for
PREFERRED ADVISOR
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Issued by
KMA Variable Account
of
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

On April 15, 2010 and June 8, 2010, shareholders approved the reorganizations of the following Evergreen Funds into the corresponding Wells Fargo Advantage Funds after the closed of business on July 9, 2010:

Evergreen Funds	Wells Fargo Advantage Funds

Evergreen Money Market Fund	Wells Fargo Advantage Money Market Fund

Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund

Evergreen Money Market Fund and Evergreen Core Plus Bond Fund are no longer available for investment and all references to the funds are hereby deleted from the prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

K-100 (3) 7/2010